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                               THE GALAXY VIP FUND

                                MONEY MARKET FUND
                                   EQUITY FUND
                             GROWTH AND INCOME FUND
                            SMALL COMPANY GROWTH FUND
                            LARGE COMPANY INDEX FUND
                            SMALL COMPANY INDEX FUND
                       COLUMBIA REAL ESTATE EQUITY FUND II
                              ASSET ALLOCATION FUND
                             HIGH QUALITY BOND FUND
                           COLUMBIA HIGH YIELD FUND II

                         SUPPLEMENT DATED JULY 12, 2001
                       TO PROSPECTUS DATED APRIL 30, 2001

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

On page 17, the sidenote captioned "Portfolio manager" is revised to read in its entirety as follows:

PORTFOLIO MANAGERS

The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.